RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE

     THIS RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE (this "Amendment") is entered into as of the 15th day of April, 1997, by and between CROSSTOWN ASSET CORP. I, a Delaware corporation ("Purchaser"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but as Trustee under Trust Agreement dated April 24, 1987 and known as Trust Number 102332-03 ("Trust") and EVANSTON PLAZA INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership ("Beneficiary") (Trust and Beneficiary are hereinafter together referred to as "Seller").

                                   RECITALS

     A. Purchaser and Seller entered into that certain Agreement of Sale dated March 18, 1997 (the "Agreement") pursuant to which Purchaser agreed to purchase and Seller agreed to sell the property commonly known as Evanston Plaza, Evanston, Illinois and more particularly described in the Agreement (as defined in the Agreement, the "Property").

     B. Purchaser subsequently terminated the Agreement by providing Seller with the notice required under the Agreement.

     C. Purchaser now desires to purchase and Seller now desires to sell the Property on the same terms and conditions set forth in the Agreement, except as amended by this Amendment.

     NOW THEREFORE, Purchaser and Seller hereby agree as follows:

     1. Ratification of Agreement. Purchaser agrees to purchase and Seller agrees to sell the Property on the terms and conditions set forth in the Agreement, except as expressly modified by this Amendment. Purchaser hereby directs Escrow Agent to hold the Earnest Money (as defined in Section 2.1 of the Agreement) in accordance with the provisions of the Escrow Agreement (as defined in Section 2.1 of the Agreement).

     2.   Inspection Period.   The Inspection Period (as defined and described
in Section 7.1 of the Agreement) is hereby extended and will end at 5:00 p.m. Chicago time on the later of (i) May 14, 1997 or (ii) three business days after Purchaser receives the written results of the Phase II Testing (as defined in Paragraph 4) but in any event no later than May 28, 1997.

     3.   Closing Date.   The Closing Date (as defined in Section 8 of the
Agreement) is hereby changed to a date that is 30 days after the last day of the Inspection Period, as extended by this Amendment, provided, however, that if such date is not a business day, then the Closing Date shall be the next business day.

     4.   Environmental Testing.   Purchaser has requested that additional
Phase II environmental testing (the "Phase II Testing") of the Property be done. Purchaser and Seller agree to jointly review the proposal from the environmental consultant selected by Purchaser and reasonably acceptable to Seller to determine the scope and cost of the Phase II Testing. As soon as reasonably practical following Purchaser's and Seller's approval of the scope and cost of the Phase II Testing, Purchaser shall engage the environmental consultant to perform the approved Phase II Testing. If Purchaser does not purchase the Property pursuant to the Agreement, Seller agrees to pay the cost of the approved Phase II Testing (or reimburse Purchaser, within two business days following a termination of the Agreement, in the event Purchaser has already paid such costs). Any changes to the scope or cost of the Phase II Testing must be approved by both Purchaser and Seller in writing. Upon completion of the Phase II Testing, both Purchaser and Seller shall be provided with copies of any report or data issued by the environmental consultant.

     5.   Agreement in Full Force and Effect.   Except as set forth in this
Amendment, the terms, covenants, conditions and agreements of the Agreement shall remain unmodified and otherwise in full force and effect. In the event of any inconsistency between the terms of the Agreement and terms of this Amendment, the terms of this Amendment shall control. The term, "Agreement" shall now mean the Agreement as modified by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                              PURCHASER:

                              CROSSTOWN ASSET CORP.I, a Delaware
                              corporation


                              By:   /s/ Jeffrey A. Parker
                                   ---------------------------------
                              Name:     Jeffrey A. Parker
                                   ---------------------------------
                              Its:      Vice President
                                   ---------------------------------


                              SELLER:

                              TRUST:

                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO, not personally, but
                              as Trustee under the Trust Agreement dated
                              April 24, 1987, and known as Trust No. 102332-03

                              By:   /s/ Anita Lutkus
                                   -------------------------------------
                              Name:     Anita Lutkus
                                   -------------------------------------
                              Its:      Trust Officer
                                   -------------------------------------

                              BENEFICIARY:

                              EVANSTON PLAZA INVESTORS A REAL ESTATE
                              LIMITED PARTNERSHIP, an Illinois limited partnership

                              By:  Balcor Equity Partners-IV, an Illinois
                                   general partnership, its general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, its general partner

                                        By:   /s/ John K. Powell
                                             -------------------------------
                                        Name:     John K. Powell, Jr.
                                             -------------------------------
                                        Its:      Senior Vice President
                                             -------------------------------



This instrument is executed by the undersigned Land Trustee not personally but solely as Trustee in the exercise of the power and authority conferred upon and vested in it as such Trustee. It is expressly understood and agreed that all the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsbility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.

                                    JOINDER

     The undersigned executes this joinder solely for the purposes of effectuating its obligations arising under Paragraph 28 of the Agreement.


                                   THE BALCOR COMPANY, a Delaware corporation

                                   By:   /s/ John K. Powell, Jr.
                                        -------------------------------
                                   Name:     John K. Powell, Jr.
                                        -------------------------------
                                   Its:      Senior Vice President
                                        -------------------------------


                        ACKNOWLEDGMENT BY ESCROW AGENT

     Escrow Agent hereby acknowledges that Escrow Agent is holding the Earnest Money (as defined in Section 2.1 of the Agreement) pursuant to the terms of the Escrow Agreement(as defined in the Section 2.1 of the Agreement).


                                   ESCROW AGENT:

                                   NEAR NORTH NATIONAL TITLE CORPORATION,
                                   as agent for First American Title
                                   Insurance Company

                                   By:   /s/ Mike Bench
                                        ------------------------------------
                                   Its:      Authorized Representative